                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                         Date of Report: July 20, 2000
                       (Date of earliest event reported)


                     FIRST HORIZON ASSET SECURITIES, INC.
            (Exact name of Registrant as specified in its charter)


       Delaware                      333-74467                  75-2808384
(State of Incorporation)       (Commission File No.)          (I.R.S. Employer
                                                            Identification No.)



           4000 Horizon Way
            Irving, Texas                                         75063
(Address of Principal executive offices)                        (Zip Code)


      Registrant's Telephone Number, Including Area Code: (214) 441-4000

Item 5.  Other Events.
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     Reference is hereby made to the Registrant's Registration Statement on Form S-3 (File No. 333-74467) filed with the Securities and Exchange Commission (the "Commission") on March 16, 1999, as amended by Amendment No. 1 thereto filed with the Commission on May 21, 1999, as further amended by Amendment No. 2 thereto filed with the Commission on July 6, 1999, as further amended by Amendment No. 3 thereto filed with the Commission on December 20, 1999, and as further amended by Amendment No. 4 thereto filed with the Commission on January 21, 2000 (as so amended, the "Registration Statement"), pursuant to which the Registrant registered $1,500,000,000 aggregate principal amount of its mortgage pass-through certificates, issuable in various series, for sale in accordance with the provisions of the Securities Act of 1933, as amended. Reference is also hereby made to the Prospectus and the related Prospectus Supplement (collectively, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424(b)(5), with respect to the Registrant's Mortgage Pass-Through Certificates, Series 2000-3 (the "Offered Securities").

     The Registrant is filing this Current Report on Form 8-K to file the Consent of Independent Accountants to the incorporation by reference in the Prospectus Supplement of the accountants' report dated January 25, 2000, except for Note 18, as to which the date is March 14, on the audits of the consolidated financial statements of Financial Security Assurance Inc. and Subsidiaries. The Consent of Independent Accountants is set forth in Exhibit 23.1 hereto.
                                                   ------------

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

      (c)  Exhibits

           Exhibit No.   Description
           -----------   -----------

               23.1      Consent of Independent Accountants

                                  Signatures
                                  ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                            FIRST HORIZON ASSET SECURITIES, INC.



July 20, 2000               By: /s/ Wade Walker
                                ------------------------------------------------
                                Wade Walker
                                Senior Vice President - Asset Securitization

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